EXHIBIT 99.1

                                 PROMISSORY NOTE



                                 PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (OR FOLLOWING RECEIPT BY ECOM CAPITAL, INC. OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ECOM CAPITAL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED), APPLICABLE STATE SECURITIES LAWS AND THE TERMS AND CONDITIONS HEREOF.


$2,250,000.00                                                    August 28, 2001



         FOR VALUE RECEIVED, the undersigned, eCom Capital, Inc., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of Change Technology Partners, Inc., a Delaware corporation (the "Lender"), at the Lender's office located at 537 Steamboat Ave., Greenwich, CT 06830, or at such other place as the holder of this Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of TWO MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS AND NO CENTS ($2,250,000.00), with interest thereon as provided herein.

         MATURITY DATE. The principal amount hereof shall be due and payable on September 30, 2002 (the "Maturity Date").

         INTEREST. Interest on the outstanding unpaid principal amount hereof shall accrue at a rate per annum equal to 8.5% (the "Interest Rate"); PROVIDED, HOWEVER, that upon the occurrence of an Event of Default (as defined below), such rate shall be increased to a rate per annum equal to10.5%. All accrued and unpaid interest shall be due and payable on (i) the last day of each calendar quarter, commencing on September 30, 2001, (ii) the date of any principal prepayment of this Note but only with respect to the amount of principal prepaid, and (iii) the date of payment of this Note in full. Interest shall accrue on the principal amount from and including the date hereof to, but not including, the Maturity Date. Interest shall be computed on the daily principal balance on the basis of a 365-day year for the actual number of days elapsed in the period during which it accrues. If any amounts under this Note become due and payable on a day

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that  banks in the  State of New York are not open for  business,  such  amounts shall be paid on the next succeeding day that such banks shall be open for business.

         LIMITATION ON INTEREST. In no event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest rate applicable hereto, such excess interest shall, at Borrower's option and to the extent permitted by law, (a) be applied as a credit against the outstanding principal balance hereof or accrued and unpaid interest hereon,
(b) refunded to the Borrower or (c) any combination of the foregoing.

         OPTIONAL PREPAYMENT. The Borrower shall, upon at least five (5) days written notice to the Lender, have the right to prepay without penalty the outstanding principal amount hereof in whole or in part at any time and from time to time after December 31, 2001. On the date of any such prepayment, the Borrower shall pay outstanding accrued interest on the amount so prepaid to the date of prepayment; provided, however, that any such interest that shall be due and payable as a result of Borrower's prepayment, when added to any interest payments previously paid by Borrower to Lender, shall be, in total, an amount equal to one (1) year of interest on the principal amount being prepaid. Any such prepayment in part shall first be applied to the principal due hereunder.

         MANDATORY PREPAYMENT. In the event that the Borrower does not use the funds received pursuant to this Note to finance the acquisition of certain assets from Winstar Radio Networks, LLC, Winstar Global Media, Inc. and Winstar Radio Productions, LLC pursuant to the Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of August 8, 2001, among Franklin Capital Corporation, a Delaware corporation which is the parent of the Borrower, and the parties named therein, within five (5) business days of the date hereof, the principal and accrued interest on this Note shall become immediately due and payable.

         SECURITY. This Note is secured pursuant to the terms of that certain Security Agreement of even date herewith, between the Borrower and the Lender, as amended, supplemented or restated from time to time (the "Security Agreement").

                  REPRESENTATIONS AND WARRANTIES. The Borrower makes the following representations and warranties (each of which shall survive the execution and delivery of this Note until the satisfaction in full of all amounts payable hereunder) as of the date hereof (prior to the consummation of the transactions contemplated by the Asset Purchase Agreement):

                  (a) The Borrower (i) is a corporation formed on August 10, 1999 in Delaware, (ii) is a wholly-owned subsidiary of Franklin Capital Corporation, a Delaware corporation ("Parent"), with Parent owning 100% of the outstanding common stock of Borrower, (iii) has conducted no business prior to the date hereof, (iv) has incurred no liabilities prior to the date hereof, except for corporate franchise taxes which have been fully paid, (v) has the corporate power and authority and the legal right to own or lease and operate its property and to conduct the business in which it is currently engaged and

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         (vi) is in compliance in all material respects with all laws, rules and regulations applicable to it.

                  (b) The execution, delivery and performance by the Borrower of this Note (i) are within the Borrower's corporate powers, and (ii) have been duly authorized by all necessary corporate action.

                  (c) Other than the parties to the Security Agreement, no consent of any person and no authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body is required in connection with the execution, delivery and performance by the Borrower of this Note or the taking of any action contemplated hereby.

                  (d) Each of this Note and the Security Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and general principles of equity (regardless of whether considered in a proceeding in equity or at law). The Security Agreement remains in full force and effect.

                  (e) The execution, delivery and performance by the Borrower of this Note do not contravene the terms of its certificate of incorporation or bylaws and do not violate, conflict with or result in any breach or contravention of, or the creation of any lien under, any law, statute or regulation applicable to the Borrower.

                  (f) Except as set forth on Schedule A hereto, there are no actions, suits, proceedings, claims, complaints, disputes, arbitrations or investigations (collectively, "Claims") pending or, to the actual knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against the Company. The foregoing includes, without limitation, Claims pending or, to the actual knowledge of the Company, threatened involving the prior employment of any of the Company's employees, their use in connection with the
         Company's business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers. No Order has been issued by any court or other Governmental Authority against the Company purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any of the other Transaction Documents. For purposes of this clause (f), "GOVERNMENTAL AUTHORITY" means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  (g) As of the date hereof, the authorized capital stock of the Company shall consist of (i) 10,000,000 shares of Common Stock, of which 1,500,000 shares are issued and 1,500,000 shares are outstanding,
         (ii) 100,000 shares of preferred stock, par value $1.00 per share ("Preferred Stock"), of which 15,000 shares are issued and 15,000 shares are outstanding. The Company has reserved an adequate number of shares of Common

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         Stock upon exercise of the Warrant  described  above. As of the date of this Agreement, the aggregate number of shares of restricted stock and options to purchase shares of Common Stock which may be issued under any stock option plans is 0 and 0 have been granted. Except as set forth on Schedule B hereto, there are no options, warrants, conversion or exchange privileges, subscription or purchase rights or other rights presently outstanding to purchase or otherwise acquire from the Company
         (i) any Common Stock, (ii) any security or obligation which is by its terms convertible into or exchangeable for Common Stock or other
         securities   of  the  Company,   and  any  option,   warrant  or  other
         subscription or purchase right with respect to the Common Stock or such other securities or (iii) other securities of the Company. Except as set forth on Schedule C hereto, there are no options, conversion or exchange privileges, subscription or purchase rights or other rights presently outstanding to purchase or otherwise acquire securities of any Person (other than the Company) in consideration of capital stock of the Company. The issued and outstanding shares of Common Stock and Preferred Stock are all duly authorized, validly issued and were issued in compliance with the registration and qualification requirements of all applicable federal and state securities laws or pursuant to a valid exemption therefrom.

         COVENANTS.

                  (a) The Borrower covenants to the Lender that it shall use the funds received from the Lender pursuant to this Note to finance the acquisition of certain assets from Winstar Radio Networks, LLC, Winstar Global Media, Inc. and Winstar Radio Productions, LLC pursuant to the Asset Purchase Agreement, dated as of August 8, 2001 among Parent and the parties named therein, as assumed by the Borrower pursuant to that certain Assignment and Assumption Agreement, dated August 28, 2001, between the Borrower and Parent.

                  (b) The Borrower covenants to the Lender that from the date hereof until all amounts owing hereunder have been paid in full, the Borrower shall:

                           (i) punctually pay the interest and principal on this
         Note in the manner specified in this Note, and any other liabilities due under this Note;

                           (ii)   promptly,   upon  the   Borrower's   acquiring
         knowledge thereof, give written notice to the Lender of any Event of Default (as defined below);

                           (iii) execute and deliver, or cause to be executed and delivered, upon the Lender's request and at the Borrower's expense, such additional documents, instruments and agreements as the Lender may reasonably determine to be necessary to carry out the provisions of this Note and the transactions and actions contemplated hereunder.

                           (iv) execute and file, if necessary to perfect the security interest granted to the Lender pursuant to the Security Agreement (the "Security Interest"), UCC-1 Financing Statements evidencing the Security Interest and any additional documents

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         necessary to perfect a security  interest in the Collateral (as defined in the Security Agreement);

                           (v) appoint, or cause to be appointed, William Avery to the board of directors of the Borrower;

                           (vi) not (A) declare or pay any dividends on any shares of the Obligor's outstanding capital stock other than payment in kind dividends, (B) make any distribution on any shares of the Obligor's outstanding capital stock, or (C) repurchase or redeem any shares of the Obligor's outstanding capital stock, without the consent of the Lender, which consent shall not be unreasonably withheld.

                           (vii) except as contemplated by the Management Agreement dated August 28, 2001 by and between the Borrower and Parent, not enter into any transactions with any affiliates, without the consent of the Lender, other than transactions that are in the ordinary course of business and are on an arms-length basis;

                           (viii) deliver to the Lender:

                                    (A) as soon as available, but not later than
         ninety (90) days after the end of each fiscal year of the Borrower, a copy of the audited balance sheet of the Borrower as of the end of such fiscal year and the related statements of operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, all in reasonable detail and accompanied by the opinion of a nationally recognized independent certified public accounting firm which report shall state without qualification that such financial statements present fairly the financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and

                                    (B) commencing with the fiscal period ending
         on September 30, 2001, as soon as available, but in any event not later than forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited balance sheet of the Borrower, and the related statements of operations and cash flows for such quarter and for the period commencing on the first day of the fiscal year and ending on the last day of such quarter, all certified by an appropriate officer of the Borrower as presenting fairly the financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis, subject to normal year-end adjustments and the absence of footnotes required by GAAP; and

                           (ix) except as permitted by Section 4 of the Security Agreement, not issue, assume, guarantee or suffer to exist any indebtedness for borrowed money not outstanding on the date of this Note without the consent of the Lender, other than purchase money security interests, and capital and operating leases.

         EVENT OF DEFAULT. Each of the following events shall constitute an Event of Default hereunder:

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                  (a) if the Borrower  fails to pay any principal of or interest on this Note when the same shall become due and payable;

                  (b) if the Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors;

                  (c) if any proceeding is instituted by or against the Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debt under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or for any substantial part of its property (and, in the case of any such proceeding instituted against the Borrower, should the same remain undismissed, unstayed or unbonded for a period of 120 days), or should the Borrower take corporate action to authorize any of the actions set forth in this clause (c);

                  (d) if the Borrower is liquidated or dissolved;

                  (e) if default by the Borrower shall be made in the due observance or performance of any other covenant, condition or agreement on the part of the Borrower to be observed or performed pursuant to the terms hereof or to the terms of the Security Agreement;

                  (f) if any representation, warranty, certification or statement made by or on behalf of the Borrower in this Note or the Security Agreement, or in any certificate or other document delivered pursuant thereto, shall have been incorrect in any material respect when made, unless the same is capable of being cured or corrected and is promptly cured or corrected as soon as the Borrower has received notification in writing by the Lender and prior to being cured or corrected does not have a material adverse effect on the Borrower;

                  (g) if the Borrower shall: (i) fail to pay any indebtedness the aggregate outstanding principal amount of which is in excess of $300,000, including but not limited to indebtedness for borrowed money (other than the payment obligations relating to payments made pursuant to the terms of this Note) of the Borrower, as the case may be, or any interest or premium thereon, when due and such failure shall continue after any applicable grace period; or (ii) fail to perform or observe, and such failure shall continue after any applicable grace period, any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness the aggregate outstanding principal amount of which as to any or all of the Borrower is in excess of $300,000, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or passage of time, or both, the maturity of such indebtedness and such indebtedness is so accelerated; or (iii) permit any such indebtedness, the aggregate outstanding principal amount of which is in excess of

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         $300,000,  to have been declared to be due and payable,  or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or


                  (h) if one or more final judgments with no right of appeal for the payment of money in an aggregate amount in excess of $300,000 (to the extent not covered by insurance) shall be rendered against the Borrower and such judgments remain undischarged for thirty (30) days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower to enforce any such judgment.

         RIGHTS UPON OCCURRENCE OF AN EVENT OF DEFAULT. Upon the occurrence of any Event of Default under clauses (c) or (d) of the preceding paragraph, then all outstanding principal hereof and interest hereon shall, without notice, demand or any other action on the part of the Lender, become immediately due and payable. Upon the occurrence of any other Event of Default, then at the Lender's option, by written notice to the Borrower, all outstanding principal hereof and interest hereon shall become immediately due and payable; provided, however, that prior to all outstanding principal hereof and interest hereon becoming due and payable the Borrower must have received written notice of the Event of Default from the Lender; PROVIDED, FURTHER, that upon the occurrence of any Event of Default under (I) clause (a) such Event of Default shall not have been cured for period of 5 days after receipt of such notice by the Borrower and (II) clauses (b), (e), (f), (g) and (h) such Event of Default shall not have been cured for a period of 30 days after receipt of such notice by the Borrower.

         CONVERSION. In the event that Borrower and Lender have mutually agreed to a term sheet (the "Term Sheet") relating to a Business Combination (as defined below) on or before December 31, 2001, this Note shall, upon the consummation of the Business Combination, be converted into capital stock of the surviving entity in such Business Combination on the terms provided for in the Term Sheet.

              For these purposes,  a "Business  Combination" shall be defined as
(a) any merger, consolidation, share exchange, business combination or other similar transaction involving both the Lender or its affiliates and Borrower or its affiliates, or (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 10% or more of the assets of Borrower to Lender or its affiliates, in a single transaction or series of transactions, or (c) the acquisition by Lender or its affiliates (including any "group," as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of which Lender or its affiliates is a party) of beneficial ownership of 10% or more of the then-outstanding shares of any class of Borrower's or its affiliates' capital stock.

         ACCELERATION. In the event that Borrower and Lender have not mutually agreed to a Term Sheet regarding a Business Combination on or before December 31, 2001, Lender shall have the right to accelerate the payment of all principal and interest due hereunder, provided that the failure to agree to a Term Sheet regarding a Business Combination was not due to the fault of the Lender. In order for Lender to accelerate payment of the amounts due hereunder, Lender shall provide Borrower with written notice of its intention to accelerate (the "Acceleration Notice") by January 15, 2002. On the 90th day following receipt by the Borrower of an Acceleration Notice (the "Accelerated Maturity Date"), Borrower shall pay to Lender the full amount of outstanding

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principal  hereunder,  plus an amount  equal to (i) the product of the  Interest
Rate multiplied by $2,250,000, less (ii) all interest previously paid by Borrower to Lender prior to the Accelerated Maturity Date.

         WAIVER. The Borrower hereby waives demand, presentment, protest, notice of demand, dishonor, presentment, protest, nonpayment and all other notices in connection with this Note. The Borrower agrees that no omission or delay by the Lender in exercising any rights under this Note shall operate as a waiver, and the single or partial exercise of any such right or rights shall not preclude any other further exercise of such right or rights.

         COSTS OF COLLECTION. If this Note is collected by or through an attorney-at-law, all reasonable costs of collection, including reasonable attorney's fees actually incurred, shall be payable by the undersigned.

         REGISTRATION OF NOTE. The Borrower shall keep at its principal office a register in which the Borrower shall provide for the registration and transfer of this Note, in which the Borrower shall record the name and address of the Lender and the name and address of each permitted transferee and prior owner of the Note. The Lender shall notify the Borrower of any change of name or address; and promptly after receiving such notification the Borrower shall record such information in such register.

         TRANSFER OF NOTE.

                  (a) This Note and all rights hereunder may be transferred, at any time in whole, or from time to time in part, by the Lender (other than a permitted transferee thereof), only with the prior written consent of the Borrower, which consent shall not be unreasonably withheld. A transfer of this Note may be effected only by a surrender hereof to the Borrower and the issuance by the Borrower of a new Note or Notes in replacement thereof, which shall be registered by the Borrower in accordance with the terms of this Note. The Lender shall be responsible for payment of any transfer taxes in connection with the transfer of this Note.

                  (b) The rights and obligations of the Borrower hereunder may not be transferred without the prior written consent of the Lender, which consent shall not be unreasonably withheld.

         EXPENSES. The Borrower agrees to reimburse the Lender for all its reasonable out of pocket costs and expenses in connection with the negotiation, delivery and execution of this Note, the Warrant and the Security Agreement in an amount not to exceed $25,000, including, without limitation, all reasonable legal fees, incurred in connection with the preparation, review, negotiation, execution and delivery of this Note and any other instruments and documents to be delivered hereunder.

         AMENDMENT. This Note may not be amended or modified except in a writing signed by the Borrower and the Lender.

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         HEADINGS.  Section  headings  in this  Note  are  included  herein  for convenience of reference only and shall not constitute a part of this Note for any other purpose.

         NOTICES. Any notice or communication provided for by this Note shall be in writing and shall be delivered in person, sent by telecopy, mailed, first class, postage prepaid, or sent by nationally recognized overnight delivery service addressed to the Borrower or the Lender at their respective addresses or telecopy numbers specified in Exhibit A hereto, or in the register maintained by the Borrower in accordance with the terms of this Note or, as to any such party, at such other address or telecopy number as may be designated by it in a notice to the other parties hereto. All notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

         THIS NOTE HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. Whenever in this Note reference is made to the Lender or the Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon and shall inure to the benefit of such successors and assigns. The Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

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


WITNESS the hand and seal of the undersigned, as of the date first above written.


                                             ECOM CAPITAL, INC.

                                             By: /S/ STEPHEN L. BROWN
                                                 ----------------------
                                                 Name: Stephen L. Brown
                                                 Title President

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